SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

ELECTROMEDICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	Commission File Number	82-2619815
(State or other jurisdiction of incorporation or organization)	000-56192	(I.R.S. Employer Identification Number)

16561 N. 92nd Street, Ste. 101

Scottsdale, AZ 85260

 (Address of Principal Executive Offices and Zip Code)

888-880-7888

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
COMMON	EMED	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - - Other Events

Item 8.01 Other Events.

Effective March 25, 2024, the Company entered into a mutual settlement and release agreement with Mast Hill Fund, LP, concerning three security purchase agreements and associated warrant agreements dated October 13, 2021, February 11, 2022, and September 15, 2022. The mutual settlement and release agreement resolved respective defaults or cross defaults of the respective notes, the default amounts under the notes, including the payment of principal, accrued interest, default interest, and legal fees. The terms of the mutual settlement and release agreement included (i) cancellation of all outstanding warrants issued pursuant to the respective security purchase agreements and (ii) a waiver of the interest and default interest due under the respective security purchase agreements until a new and mutually agreed to maturity date of September 25, 2025. The parties agreed that interest shall accrue on the 12% per annum on the balance. The mutual settlement and release agreement also provided for repayment terms, including the Company's agreement to pay Mast Hill Fund, LP a 15% portion of money raised by the Company while the respective notes are outstanding and an agreement to pay Mast Hill Fund, LP a portion of its proceeds from sales equal to a pro-rata portion of proceeds from the Company's current and future sales on its products.

This 8-K filing contains a summary description of certain terms of the settlement and mutual release agreement entered into by the "Company" and Mast Hill Fund, LP. This summary is provided for informational purposes only and does not purport to be complete. The summary is qualified in its entirety by reference to the complete agreement, a copy of which is attached hereto as an exhibit.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location

20.1	Mutual Settlement and Release Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 2, 2024

ELECTROMEDICAL TECHNOLOGIES, INC.

By:	/s/ Matthew Wolfson
Matthew Wolfson
Chief Executive Officer
(Principal Executive Officer)